May 13, 1997




Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N. W.
Washington, D. C.  20549

Re:  Hibernia Corporation
     Current Report on Form 8-K
     Commission File No. 1-10294

Dear Sirs:

       Pursuant  to  rules  and  regulations  adopted  under
the Securities   Exchange   Act  of  1934,   as   amended   (the
"Act"), transmitted   hereby  for  filing,  on  behalf  of  Hibernia
Corporation (the "Company"), is a Current Report on Form 8-K.

       Pursuant to Section 13(a) of the Act, by copy  hereof
we are filing   with  the  New  York Stock Exchange,  the  national
securities exchange  on which the Common Stock of the Company is listed
and traded,    two    complete   copies,   including   exhibits.
Pursuant  to General  Instruction E to Form 8-K, one such complete   copy
being filed with the Exchange has been manually signed on behalf of the Company.

       Please call the undersigned at (504) 533-2486 if you have any questions concerning this filing.

                                   Very truly yours,


                                   /s/ PATRICIA C. MERINGER
                                   Patricia C. Meringer
                                   Corporate Counsel and
                                     Secretary

PCM/gbp
Enclosure

cc:  Joseph Lomnicky
     Ron E. Samford, Jr.
     Stephen D. M. Schuetz




               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 13, 1997
                                                _____________
                                                 May 12, 1997



                      Hibernia Corporation
       (Exact name of issuer as specified in its charter)




 Louisiana                 1-10294           72-0724532
(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)        Identification No.)
organization)



313 Carondelet Street, New Orleans, Louisiana      70130
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code (504) 533-
2486

Item 5.   Other Events.

      On May 12, 1997, the Registrant   announced  that  it
had agreed to a merger with Executive, which is headquartered in Paris, Texas. The merger is subject to certain regulatory and other approvals, including approval by the shareholders of Executive.


                         EXHIBIT INDEX

Exhibit                                                Page
Number              Description                        Number

28.31         News Release issued by the Registrant
               on May 12, 1997                           3


                           SIGNATURE

      Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HIBERNIA CORPORATION
                                       (Registrant)


Date:  May 13, 1997           By:  /s/ PATRICIA C. MERINGER
                                   Patricia C. Meringer
                                   Corporate Counsel and
                                     Secretary

                          EXHIBIT 28.31


NEWS RELEASE                                    HIBERNIA


MEDIA INQUIRIES:                             IMMEDIATE
Jim Lestelle -- Manager,                     May 12, 1997
  Corporate Communications
Office: (504) 533-5482;
Home: (504) 488-8826


Dana Combes -- Manager,
  Investor and Government Relations
Office: (504) 533-2180
Home: (504) 895-8480

             HIBERNIA TO ENTER TWO MORE TEXAS MARKETS;
    MERGER AGREEMENT ANNOUNCED WITH EXECUTIVE BANCSHARES,INC.


     NEW ORLEANS -- Hibernia Corporation today announced it has signed a definitive agreement to merge with $136-million-asset Executive Bancshares, Inc., a two-bank holding company headquartered in Paris, Texas.

     Executive Bancshares, Inc., operates First National
Bank of Paris and Collin County National Bank.  First
National Bank, with two offices in Paris, Texas, has a 15% deposit market share, the third largest, in Lamar County.
Collin County National Bank has one office in McKinney,
Texas, one of the fastest-growing cities in the United
States.

     The transaction would increase Hibernia's Texas assets to $541 million and locations to 13 and would give Hibernia a presence in Collin and Lamar counties for the first time. Hibernia currently operates in Bowie and Cass counties, also in northeast Texas.

     "The success of these two banks is rooted in excellent local management and a commitment to outstanding service," said Stephen A. Hansel, Hibernia president and CEO. "We will preserve that tradition as we match Hibernia's full range of innovative financial products and services with the needs of customers in this important region."

     Lamar County, located aqpproximately 70 miles west of Texarkana, boasts a large and well-diversified concentration of industrial companies and a thriving medical community.
It also is a center of manufacturing, farming and other retail businesses in an 11-county area of northeast Texas and southeast Oklahoma. Collin County, north of Dallas, is noted for its dramatic growth in both commercial and residential development. The population of McKinney has grown by almost half since 1990.

Exhibit 28.31
Page 2


     "Customers in the Texarkana area have responded well to Hibernia, and this merger will put us in a stronger position to meet the financial needs of customers in an even larger corridor in northeast Texas," said Bob Flurry, chairman of Hibernia's Northern Region, which includes Texarkana and Shreveport/Bossier City in northwest Louisiana. "We look forward to working with the talented management and employees of these two banks."

     Depending upon the price of Hibernia stock, shareholders of Executive Bancshares would receive either cash or Hibernia stock valued at $16.8 million. The transaction will be a tax-free pooling of interests if Hibernia stock is exchanged. Hibernia also would pay off portions of the company's outstanding debt.

     The merger is subject to approval by regulators and Executive Bancshares shareholders and should be completed by the end of the third quarter. The merged banks would become part of Hibernia National Bank of Texas when their computer systems are converted to Hibernia's by year-end 1997.

     "Hibernia has lived up to its slogan -- 'Where Service
Matters' -- by giving customers longer banking hours, Saturday banking and quick responses on consumer and small-business loan requests and a wider range of products," said
William D. Vaughan, president and CEO of Executive
Bancshares. "Our customers will benefit from Hibernia's innovation, excellent products and consultative approach to service."

     Hibernia also is committed to supporting the communities where its customers and employees live and work.
"In 1997, we'll contribute almost $3.2 million to hundreds of deserving organizations in Louisiana and Texas," Flurry said.

     Customers of First National Bank of Texas and Collin
County National Bank should continue using their checks, making loan payments and conducting other transactions as usual.

     Following completion of the merger, Hibernia would be a $9.5-billion asset organization with 202 banking locations in 29 Louisiana parishes and four Texas counties. It would be either first, second or third in deposit share in 24 Louisiana parishes and first in one Texas county.
Hibernia's Louisiana markets represent approximately 80% of the state's population and deposits. Its statewide Louisiana deposit market share was 18% and its loan share was 19% at December 31, 1996, the latest data available.

Exhibit 28.31
Page 3


     The company's common stock (HIB) is listed on the New
York Stock Exchange. Hibernia news releases and product-and-service information about the company can be accessed through the company's internet site at http://www.hiberniabank.com.












































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